UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 15, 2008

Date of report (Date of earliest event reported)

MedicalCV, Inc.

(Exact name of registrant as specified in its charter)

Minnesota	000-33295	41-1717208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9725 South Robert Trail

Inver Grove Heights, Minnesota 55077

(Address of principal executive offices, including zip code)

(651) 452-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02             DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) Awards of Restricted Stock and Options

On February 15, 2008, our Board of Directors, acting on the recommendation of our Compensation Committee, made equity awards to certain of our executive officers as follows:

Restricted Stock Awards

85,000 to Marc P. Flores, our President and Chief Executive Officer

15,000 to Adam L. Berman, our Vice President, Research and Development

15,000 to Michael A. Brodeur, our Vice President, Finance and Chief Financial Officer

15,000 to Robert W. Clapp, our Vice President, Operations

15,000 to Gary O. Tegan, our Vice President, Marketing

Each restricted stock award provides that the recipient will receive unrestricted shares of common stock if he has been continuously in our employment for four years from the date of grant.

Non-Qualified Stock Options

250,000 to Marc P. Flores, our President and Chief Executive Officer

50,000 to Adam L. Berman, our Vice President, Research and Development

50,000 to Michael A. Brodeur, our Vice President, Finance and Chief Financial Officer

50,000 to Robert W. Clapp, our Vice President, Operations

50,000 to Gary O. Tegan, our Vice President, Marketing

The foregoing options were each issued under our Amended and Restated 2001 Equity Incentive Plan, with the exception that 150,000 of the options granted to Mr. Flores were issued outside our employee benefit plans.  All the options vest to the extent of one-third on the first anniversary of completion of a financial milestone, and vest to the extent of one-third annually thereafter.  They are exercisable at $2.35 per share, which represented the “fair market value” of our common stock on February 15, 2008.  These options expire on February 15, 2018.

Amendments to Stock Option Plans and Award Agreements

Effective February 15, 2008, our Board of Directors, acting on the recommendation of our Compensation Committee, also amended our Amended and Restated 2001 Equity Incentive Plan (“EIP”) and our Amended and Restated 2005 Director Stock Option Plan to exclude from the acquisition prong of the definition of a change in control an acquisition of the majority of the company’s outstanding stock by acquisition of stock directly from the company.  Our Board also amended the Management Incentive Plan to add the same definition of change in control.

In addition, our Compensation Committee approved, by written action dated February 21, 2008, amended forms of award agreements, including the Form of Non-Qualified Stock Option Agreement under the EIP, the Form of Stand-Alone Non-Qualified Stock Option Agreement, and the Form of Restricted Stock Award.  As amended, these agreements include or incorporate the amended definition of change in control.

The amended definition of change in control applies to the awards made on February 15, 2008.  The form of amendment to previous non-qualified stock option grants applies the amended definition of change in control to unvested stock options previously issued outside of the EIP held by the three executives receiving the new awards who also hold such stand-alone options.

The foregoing description is qualified in its entirety by reference to the documents themselves, which are attached as exhibits to this Current Report on Form 8-K.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

See “Exhibit Index.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedicalCV, Inc.

Date: February 22, 2008	By:	/s/ Michael A. Brodeur
Michael A. Brodeur Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit Number	Description
10.1	First Amendment to the Amended and Restated 2001 Equity Incentive Plan.
10.2	First Amendment to the Amended and Restated 2005 Director Stock Option Plan.
10.3	First Amendment to the Management Incentive Plan.
10.4	Form of Non-Qualified Stock Option Agreement under the Amended and Restated 2001 Equity Incentive Plan.
10.5	Form of Stand-Alone Non-Qualified Stock Option Agreement.
10.6	Form of Restricted Stock Award.
10.7	Form of Amendment to Previous Non-Qualified Stock Option Grants.